Exhibit 10.4.5

EXECUTION VERSION

AMENDMENT NO. 5 TO AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT

This AMENDMENT NO. 5 TO AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT (this “Amendment”), dated as of May 22, 2020, is among RPM FUNDING CORPORATION, a Delaware corporation (“Seller”), RPM INTERNATIONAL INC., a Delaware corporation (“RPM-Delaware”), as servicer and as performance guarantor (in such capacity, the “Performance Guarantor”), SANTANDER BANK, N.A. (“Santander”), as a Purchaser, PNC BANK, NATIONAL ASSOCIATION (“PNC”), as a Purchaser and as administrative agent for the Purchasers (in such capacity, the “Administrative Agent”) and PNC CAPITAL MARKETS LLC, as structuring agent (in such capacity, the “Structuring Agent”).

RECITALS

1.    Seller, RPM-Delaware, Wells Fargo Bank, National Association (“Wells Fargo”), PNC, Administrative Agent and Structuring Agent are parties to that certain Amended and Restated Receivables Purchase Agreement, dated as of May 9, 2014 (as amended, restated, supplemented or otherwise modified through the date hereof, the “Agreement”).

2.    Concurrently herewith, Seller, RPM-Delaware, Wells Fargo and PNC are entering into that certain Payoff Letter, dated as of the date hereof (the “Payoff Letter”), pursuant to which, among other things, Wells Fargo is being removed as a party to the Agreement.

3.    Concurrently herewith, Seller, RPM-Delaware, Santander, PNC, Administrative Agent and Structuring Agent are entering into that certain Amended and Restated Fee Letter, dated as of the date hereof (the “Fee Letter”).

4.    Concurrently herewith, Seller, RPM-Delaware, DAP Products Inc., Tremco Incorporated, Rust-Oleum Corporation, The Euclid Chemical Company, Weatherproofing Technologies, Inc. and Tremco Barrier Solutions, Inc. are entering into that certain EU Risk Retention Agreement dated as of the date hereof (the “EU Risk Retention Agreement”).

5.    Santander desires to join the Agreement, and Seller, RPM-Delaware, Santander, PNC, Administrative Agent and Structuring Agent desire to amend the Agreement as hereinafter set forth.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

SECTION 1.    Definitions. Capitalized terms used in this Amendment and not otherwise defined herein shall have the respective meanings ascribed thereto in, or by reference in, the Agreement.

SECTION 2.    Joinder of Santander.

(a)    Santander as a Purchaser. Effective as of the date hereof, Santander shall be a Purchaser party to the Agreement for all purposes thereof and of the other

Amendment No. 5 to A&R RPA (RPM)

Transaction Documents as if Santander were an original party to the Agreement in such capacity, and effective as of the date hereof, Santander assumes all related rights and agrees to be bound by all of the terms and provisions applicable to Purchasers contained in the Agreement and the other Transaction Documents.

(b)    Credit Decision. Santander (i) confirms to the Administrative Agent and each of the Purchasers that it has received a copy of the Agreement, the other Transaction Documents, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment and (ii) agrees that it will, independently and without reliance upon the Administrative Agent or any Purchaser or any of their respective Affiliates, based on such documents and information as Santander shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Agreement and any other Transaction Document. The Administrative Agent and the Purchasers make no representation or warranty and assume no responsibility with respect to (x) any statements, warranties or representations made in or in connection with the Agreement, any other Transaction Document or any other instrument or document furnished pursuant thereto or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Agreement or the Receivables, any other Transaction Document or any other instrument or document furnished pursuant thereto or (y) the financial condition of any of the Seller, the Servicer, the Performance Guarantor or the Originators or the performance or observance by any of the Seller, the Servicer, the Performance Guarantor or the Originators of any of their respective obligations under the Agreement, any other Transaction Document, or any instrument or document furnished pursuant thereto.

(c)    Consent to Joinder. Each of the Seller and the Administrative Agent consent to the foregoing joinder of Santander in the capacity as a Purchaser to the Agreement, and any otherwise applicable conditions precedent thereto under the Agreement and the other Transactions Documents (other than as set forth herein) are hereby waived.

SECTION 3.    Non-Ratable Purchase; Consent.

(a)    Non-Ratable Purchase. Notwithstanding the requirements set forth in Sections 1.1 and 1.2 of the Agreement that on the terms and subject to the conditions set forth in the Agreement, each applicable Purchaser makes purchases from the Seller ratably in accordance with its applicable Percentage, the Seller hereby requests on a one-time basis that in connection with the removal of Wells Fargo as a Purchaser party to the Agreement and the joinder of Santander as a Purchaser party to the Agreement, in each case, effective as of the date hereof, that otherwise on the terms and subject to the conditions set forth in the Agreement, Santander make a non-ratable purchase on the date hereof in the applicable amount set forth on Exhibit B hereto. For administrative convenience, the Seller hereby requests that Santander fund the purchase requested hereto to the applicable account set forth on Exhibit B hereto which is the account of Wells Fargo. Each of the Seller and Santander hereby acknowledge and agree that the Discount Rate with respect to such purchase shall initially be LMIR.

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(b)    Capital. After giving effect to the foregoing purchase by Santander and the payments of each of the applicable amounts set forth in the Payoff Letter, the aggregate outstanding Capital funded by PNC will be $ 82,500,000 and the aggregate outstanding Capital funded by Santander will be $67,500,000.

(c)    Conditions of Purchase. Notwithstanding the foregoing, and for the avoidance of doubt, Santander shall not be required to make or fund the purchase set forth above unless all the conditions precedent thereto set forth in the Agreement (including, without limitation, those set forth in Article VI of the Agreement) have been satisfied; provided, however, that the provision of Section 1.2 of the Agreement requiring the delivery of a Purchase Notice in connection with each purchase is hereby waived solely with respect to the Santander purchase to occur on the date hereof.

(d)    Consent. Each of the parties hereto consents to the foregoing non-ratable purchase to be funded by Santander on a one-time basis, on the terms set forth in this Section 3.

SECTION 4.    Amendments to the Agreement. The Agreement is hereby amended as follows:

(a)    The Agreement is hereby amended to incorporate the changes shown on the marked pages of the Agreement attached hereto as Exhibit A.

(b)    Exhibit X to the Agreement is deleted and replaced in its entirety with Exhibit X hereto.

SECTION 5.    Representations and Warranties. Each of the Seller and RPM-Delaware hereby represents and warrants to the Purchasers and the Administrative Agent as of the date hereof as follows:

(a)    Representations and Warranties. The representations and warranties made by it in the Transaction Documents (including the Agreement, as amended hereby) are true and correct as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations or warranties were true and correct as of such earlier date).

(b)    Enforceability. The execution and delivery by such Person of this Amendment, and the performance of each of its obligations under this Amendment and the Agreement, as amended hereby, are within its corporate powers and have been duly authorized by all necessary action on its part. This Amendment and the Agreement, as amended hereby, are such Person’s valid and legally binding obligations, enforceable in accordance with their terms.

(c)    No Default. Both before and immediately after giving effect to this Amendment and the transactions contemplated hereby, no Amortization Event or Potential Amortization Event exists or shall exist.

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SECTION 6.    Conditions to Effectiveness. This Amendment shall become effective as of the date hereof and concurrently with the effectiveness of the Payoff Letter, subject to the satisfaction of each of the following conditions precedent:

(a)    receipt by the Administrative Agent of counterparts of this Amendment (whether by facsimile or otherwise) executed by each of the parties hereto;

(b)    receipt by the Administrative Agent of counterparts of the Fee Letter (whether by facsimile or otherwise) executed by each of the parties hereto;

(c)    receipt by the Administrative Agent of counterparts of the Payoff Letter (whether by facsimile or otherwise) executed by each of the parties hereto;

(d)    receipt by the Administrative Agent of counterparts of the EU Risk Retention Agreement (whether by facsimile or otherwise) executed by each of the parties hereto;

(e)    receipt by the Administrative Agent of good standing certificates of the Seller and RPM-Delaware duly certified by the applicable Secretary of State (or similar official) of the state of organization;

(f)    receipt by the Administrative Agent of certificates of the Secretary or Assistant Secretary of the Seller and RPM-Delaware certifying the names and true signatures of the officers authorized on such Person’s behalf to sign the Transaction Documents to be executed and delivered by it on and after the date hereof;

(g)    receipt by the Administrative Agent, of a favorable opinion regarding corporate and enforceability matters addressed to the Administrative Agent and the Purchasers, in form and substance reasonably satisfactory to the Administrative Agent;

(h)    receipt by the Administrative Agent of reliance letters addressed to Santander making them addressees of, with the right to rely on, the various opinions of counsel to the Seller Parties previously delivered to the Purchasers in connection with the Transaction Documents, in each case, in form and substance satisfactory to Santander and the Administrative Agent;

(i)    evidence received by the Administrative Agent that (i) the “Amendment Fee” under and as defined in the Fee Letter and (ii) each other fee or other amount owing by the Seller under any Transaction Document or in connection with this Amendment or the transactions contemplated hereby, in each case, have been paid in fully in accordance with the terms of the Fee Letter or such other document to which such fee or amount is payable; and

(j)    receipt by the Administrative Agent of such other documents and instruments as the Administrative Agent may reasonably request prior to the date hereof.

SECTION 7.    Effect of Amendment; Ratification. Except as specifically amended hereby, the Agreement is hereby ratified and confirmed in all respects, and all of its provisions

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shall remain in full force and effect. After this Amendment becomes effective, all references in the Agreement (or in any other Transaction Document) to “the Receivables Purchase Agreement”, “the Amended and Restated Receivables Purchase Agreement”, “this Agreement”, “hereof”, “herein”, or words of similar effect, in each case referring to the Agreement, shall be deemed to be references to the Agreement as amended hereby. This Amendment shall not be deemed to expressly or impliedly waive, amend, or supplement any provision of the Agreement other than as specifically set forth herein.

SECTION 8.    Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, and each counterpart shall be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

SECTION 9.    CHOICE OF LAW. THIS AMENDMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW WHICH SHALL APPLY HERETO).

SECTION 10.    WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AMENDMENT, ANY DOCUMENT EXECUTED BY THE SELLER PARTIES PURSUANT TO THE AGREEMENT OR THE RELATIONSHIP ESTABLISHED HEREUNDER OR THEREUNDER.

SECTION 11.    Section Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or the Agreement or any provision hereof or thereof.

SECTION 12.    Transaction Document. This Amendment shall constitute a Transaction Document.

SECTION 13.    Successors and Assigns. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

SECTION 14.    Reaffirmation of Performance Guaranty. After giving effect to this Amendment and each of the other transactions contemplated hereby, all of the provisions of the Performance Guaranty shall remain in full force and effect and the Performance Guarantor hereby ratifies and affirms the Performance Guaranty and acknowledges that the Performance Guaranty has continued and shall continue in full force and effect in accordance with its terms.

[SIGNATURE PAGES TO FOLLOW]

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IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

RPM FUNDING CORPORATION,
as Seller

By:	/s/ Edward W. Moore
Name: Edward W. Moore
Title: Secretary

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RPM INTERNATIONAL INC.,
as Servicer and Performance Guarantor

By: /s/ Edward W. Moore
Name: Edward W. Moore
Title: Senior Vice President, General Counsel, Chief Compliance Officer, and Secretary

Amendment No. 5 to A&R RPA (RPM)

SANTANDER BANK, N.A.,
as a Purchaser

By: /s/ Xavier Ruiz Sena
Name: Xavier Ruiz Sena
Title: Managing Director

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PNC BANK, NATIONAL ASSOCIATION,
as a Purchaser and as Administrative Agent

By: /s/ Michael Brown
Name: Michael Brown
Title: Senior Vice President

PNC CAPITAL MARKETS LLC,
as Structuring Agent

By: /s/ Michael Brown
Name: Michael Brown
Title: Managing Director

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